AMENDMENT NO. 3
TO
SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 3 (this “Amendment”), dated as of August 31, 2009, is entered into by and among Zoo Entertainment, Inc. (the “Company”) and the undersigned holders of the Notes (as defined below) representing the Requisite Holders (as defined below).

RECITALS

WHEREAS, the Company entered into that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008, pursuant to which the Company consummated a financing (the “First Financing”) to raise $9,000,000 through the sale of senior secured convertible notes (the “Notes”) to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 8,181,818 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”); and

WHEREAS, on July 7, 2008, Trinad Capital Master Fund, Ltd. (“Trinad”) invested $2,500,000 in the First Financing and received a Note in the principal amount of $2,500,000; and

WHEREAS, on July 7, 2008, Back Bay LLC (“Back Bay”) invested $2,000,000 in the First Financing and received a Note in the principal amount of $2,000,000; and

WHEREAS, on July 7, 2008, the Company issued to Trinad Capital Management, LLC, a Note in the principal amount of $750,000; and

WHEREAS, on July 10, 2008, Cipher 06 LLC invested $150,000 in the First Financing and received a Note in the principal amount of $150,000; and

WHEREAS, on July 24, 2008, each of Soundpost Capital, LP and Soundpost Capital Offshore Ltd. invested $500,000 in the First Financing and each received a Note in the principal amount of $500,000; and

WHEREAS, on August 1, 2008, Trinad invested $1,500,000 in the First Financing and received a Note in the principal amount of $1,500,000; and

WHEREAS, on August 12, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Notes was executed; and

WHEREAS, on August 13, 2008, S.A.C. Venture Investments, LLC invested $1,850,000 in the First Financing and received a Note in the principal amount of $1,850,000; and

WHEREAS, on September 26, 2008, the Company entered into that certain Note Purchase Agreement, pursuant to which the Company consummated a second financing (the “Second Financing”) to raise $1,400,000 through the sale of Notes to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 1,272,727 shares of Common Stock; and

WHEREAS, on September 26, 2008, Trinad invested $500,000 in the Second Financing and received a Note in the principal amount of $500,000; and

WHEREAS, on September 26, 2008, Back Bay invested $500,000 in the Second Financing and received a Note in the principal amount of $500,000; and

WHEREAS, on September 26, 2008, John S. Lemak invested $100,000 in the Second Financing and received a Note in the principal amount of $100,000; and

WHEREAS, on September 26, 2008, Sandor Capital Master Fund LP invested $300,000 in the Second Financing and received a Note in the principal amount of $300,000; and

WHEREAS, on June 26, 2009, the Requisite Holders executed and delivered Amendment No. 2 to Senior Secured Convertible Promissory Note (“Amendment No. 2”) pursuant to which the Notes were amended to provide, among other things, that the outstanding principal  plus accrued and unpaid interest under the Notes shall automatically convert into shares of Common Stock upon the occurrence of both the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to permit the conversion of the Notes, and the consummation of an Investor Sale (as defined therein); and

WHEREAS, pursuant to Section 8 of the Notes, the Notes may be amended with the consent of the Company and the holders of Notes representing at least seventy-five percent (75%) of the aggregate principal amount then outstanding under all Notes (the “Requisite Holders”); and

WHEREAS, the undersigned holders represent the Requisite Holders and desire to further amend certain provisions of all of the Notes.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the undersigned parties do hereby agree as follows:

AGREEMENT

1.
Amendment to Section 1 of the Notes Issued in the First Financing.  Section 1 of each of the Notes issued in the First Financing, as amended, is hereby further amended by deleting the language “August 31, 2009, or, if the Company receives comments from the Securities and Exchange Commission with respect to that certain Information Statement Pursuant to Section 14(c) that the Company is contemplating filing in connection with an amendment to the Company’s certificate of incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Notes, September 15, 2009” set forth therein and replacing it with the date “September 30, 2009”.

2.
Amendment to Section 1 of the Notes Issued in the Second Financing.  Section 1 of each of the Notes issued in the Second Financing, as amended, is hereby further amended by deleting the date “September 26, 2009” set forth therein and replacing it with the date “September 30, 2009”.

3.
Amendment to Section 2 of Amendment No. 2.  Section 2 of Amendment No. 2 is hereby amended by deleting the first sentence and replacing it with the following: “Effective immediately on the date (the “Effective Date”) on which the consummation of an Investor Sale (as defined below in Section 3 of this Amendment) occurs, Section 2 of each of the Notes shall be deleted in its entirety and replaced with the following:”

4.
Amendment to Section 3 of Amendment No. 2.  Section 3 of Amendment No. 2 is hereby amended by deleting the language in Section 3 in its entirety and replacing it with the following:  “For purposes of this Amendment, the “Investor Sale” shall mean the sale of shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), at closings for which (A) such sale results in aggregate gross proceeds to the Company of at least Four Million Dollars ($4,000,000) and (B) the Common Stock is sold at $.20 per share.”

5.
Amendment to Section 5 of Amendment No. 2.  Section 5 of Amendment No. 2 is hereby amended by deleting the language in Section 5 in its entirety and replacing it with the following:  “If the amendment to the Notes set forth in Section 2 of this Amendment does not become effective as provided in Section 2 above, on or prior to September 30, 2009, the provisions of Section 2 above shall become null and void and shall be of no further effect.”

6.
Except as otherwise set forth herein, the Notes shall remain in full force and effect without change or modification.  This Amendment, the Notes, as amended, and other agreements related to the Notes constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter.  The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof.  The headings in this Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof.  This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first written above.

COMPANY:

ZOO ENTERTAINMENT, INC.

By:
Name:
Title:

PURCHASERS:

TRINAD CAPITAL MASTER FUND, LTD.

By:
Name:
Title:

BACK BAY LLC

By:
Name:
Title:

CIPHER 06 LLC

By:
Name:
Title:

SOUNDPOST CAPITAL, LP

By:
Name:
Title:

SOUNDPOST CAPITAL OFFSHORE LTD.

By:
Name:
Title:

[Additional Signature Page Follows]

TRINAD MANAGEMENT, LLC

By:
Name:
Title:

S.A.C. VENTURE INVESTMENTS, LLC

By:
Name:
Title:

SANDOR CAPITAL MASTER FUND LP

By:
Name:
Title:

John S. Lemak